EXPEDITION FUNDS

                             Expedition Equity Fund
                          Expedition Equity Income Fund
                      Expedition Investment Grade Bond Fund
                 Expedition Tax-Free Investment Grade Bond Fund
                          Expedition Money Market Fund
                      Expedition Tax-Free Money Market Fund

                       SUPPLEMENT DATED DECEMBER 17, 2004
                      TO THE PROSPECTUS DATED MARCH 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


At a meeting of the Expedition Funds' Board of Trustees on December 10, 2004, the Board approved an Agreement and Plan of Reorganization (the "Plan") that would provide for the reorganization of each Fund into a similar, corresponding fund of the Goldman Sachs Trust, a separate mutual fund family. The Plan sets forth the terms by which the Expedition Funds would transfer their assets and certain liabilities to the Goldman Sachs Trust in exchange for shares of the Goldman Sachs Trust, and subsequently distribute those Goldman Sachs Trust shares to Expedition Funds shareholders (the "Reorganization"). If the Reorganization is approved by shareholders and consummated, shareholders of the Expedition Funds will become shareholders of the Goldman Sachs Trust.

The Reorganization must be approved by shareholders of the Expedition Funds, who will be asked to vote, in person or by proxy, at a special meeting of shareholders scheduled to be held on February 24, 2005. Expedition Fund shareholders of record on January 3, 2005 should expect to receive a proxy statement/prospectus that provides more detailed information about the proposed Reorganization, the Goldman Sachs Trust and the special meeting. If approved by shareholders at the special meeting, the Reorganization is expected to occur on February 25, 2005.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





EXP-SK-003-0100